ALTA GOLD CO.
   FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 1996

                    EXHIBIT #2

       WARRANT TO PURCHASE 400,000 SHARES OF
            ALTA GOLD CO. COMMON STOCK
             GRANTED JUNE 28, 1996 TO
          STARTRONIX INTERNATIONAL, INC.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR
DISPOSITION MAY BE EFFECTED WITHOUT (i) AN
EFFECTIVE REGISTRATION STATEMENT RELATED THERETO,
(ii) AN OPINION OF COUNSEL FOR THE HOLDER,
REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH
REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A
NO-ACTION LETTER REASONABLY SATISFACTORY TO THE
COMPANY FROM THE SECURITIES AND EXCHANGE
COMMISSION OR (iv) OTHERWISE COMPLYING WITH THE
PROVISIONS OF SECTION 7 OF THIS WARRANT.


                ALTA GOLD CO.
          WARRANT TO PURCHASE SHARES
              OF COMMON STOCK


     THIS CERTIFIES THAT, for value received, STARTRONIX INTERNATIONAL, INC. ("SII") or its assigns is entitled to subscribe for and purchase
400,000 shares (as adjusted pursuant to Paragraph
4 hereof, the "Shares") of the fully paid and nonassessable common stock, par value $0.001
("Common Stock"), of ALTA GOLD CO., a Nevada corporation (together with its successors and assigns, the "Company"), at the price of $4.00 per Share (such price and such other price as shall result, from time to time, from the adjustments specified in Paragraph 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

1.   Term.
     ----- The purchase right represented by this Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after July 31, 1996 and until 5 p.m. Pacific Time on
July 31, 2001. To the extent not exercised at 5 p.m. Pacific Time on July 31, 2001, this Warrant shall completely and automatically terminate and expire, and thereafter it shall be of no force or effect whatsoever.

2.   Method of Exercise; Payment; Issuance of New
     --------------------------------------------
Warrant.
- -------

     (a)  The purchase right represented by this
Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit "A" duly executed) at the principal office of the Company and by the payment to the Company of an amount, in cash or other immediately available funds, equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. Alternatively, the Warrant Price for the Shares being purchased may be paid, in whole or in part, by the delivery to the Company of issued and outstanding shares of the common stock of the Company which are owned by the holder of this Warrant. For purposes of the exercise of this Warrant, the value of such shares of common stock shall be deemed to be the average closing price (as quoted in The Wall Street Journal) of the publicly traded common shares of the Company for the 20 business days immediately preceding the date upon which the exercise form is actually received by the Company. Certificates representing the common shares of the Company delivered in payment of the Warrant Price must accompany the exercise form, and must be duly endorsed in blank or be accompanied by appropriate stock powers. All such common shares must be free and clear of all liens and encumbrances of every type and description.

     (b)  The person or persons in whose name(s)
any certificate(s) representing shares of Common
Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. Upon any exercise of the rights represented by this Warrant, certificates for the Shares purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and payment, and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof as soon as possible and in any event within such thirty day period.

3.   Stock Fully Paid; Reservation of Shares.
     ----------------------------------------  All
Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4.   Adjustment of Warrant Price and Number of
     -----------------------------------------
Shares.
- ------- The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     (a)  Reclassification, Merger, Etc.
          ------------------------------  In case
of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value,or from no par value to par value, or as a result of a subdivision or combination), (ii) any merger or consolidation of the Company with or into another corporation (other than a merger or consolidation with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or (iii) any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant or a supplement hereto (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, reorganization, change, conversion, merger or consolidation by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new
Warrant
shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 4.
The provisions of this subparagraph 4(a) shall similarly apply to successive reclassifications, reorganizations, changes, mergers, consolidations and transfers.

     (b)  Subdivision or Combination of Shares.
          -------------------------------------
If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the Warrant Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased, and (ii) in the case of a combination, the Warrant Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased.

     (c)  Stock Dividends.
          ----------------  If the Company at any
time while this Warrant is outstanding and unexpired shall(i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution with respect to Common
Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)) of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution to a price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. Upon each adjustment in the Warrant Price pursuant to this Paragraph 4(c), the number of Shares of Common
Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     (d)  No Impairment.
          -------------- The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5.   Notice of Adjustments.
     ----------------------  Whenever the Warrant
Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Paragraph
4 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated.

6.   Fractional Shares.
     ------------------  No fractional shares of
Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

7.   Compliance with Securities Act; Disposition
     -------------------------------------------
     of Warrant or Shares of Common Stock.
     -------------------------------------

     (a)  Compliance with Securities Act.
          -------------------------------  The
holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common
Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act of 1933, as amended (the
"Act"), or an exemption from such registration is available, the holder hereof shall confirm in writing, by executing the form attached as
Schedule 1 to Exhibit "A" hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all Shares issued upon exercise of this Warrant
(unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR
DISPOSITION MAY BE EFFECTED WITHOUT (i) AN
EFFECTIVE REGISTRATION STATEMENT RELATED THERETO,
(ii) AN OPINION OF COUNSEL FOR THE HOLDER,
REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH
REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A
NO-ACTION LETTER REASONABLY SATISFACTORY TO THE
COMPANY FROM THE SECURITIES AND EXCHANGE
COMMISSION OR (iv) OTHERWISE COMPLYING WITH THE
PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH
THIS SECURITY WAS ISSUED."

     (b)  Disposition of Warrant or Shares.
          ---------------------------------  With
respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto,describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Common
Stock may be offered,sold or otherwise disposed of in accordance with Rule 144 as promulgated under the Act ("rule 144"), provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule
144 have been
satisfied.  Each certificate representing this
Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8.   Registration Rights.
     --------------------

     (a)  Definitions.
          ------------  For purposes of this
 paragraph 8:

          (i)  The terms "register," "registered,"
                          --------    ----------
and "registration" refers to a registration
     ------------
effected by preparing and filing with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3, or on other appropriate form selected by the Company in its sole and absolute discretion, in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

          (ii) The term "Registrable Securities"
                         ----------------------
means the Common Stock actually issued upon the exercise of this Warrant, or such other security as is issued in exchange for or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities acquired in a transaction or series of transactions in which the rights under this paragraph 8 were not assigned or were not assignable;

          (iii)  The term "Registrable Securities
                           ----------------------
then outstanding"
- ---------------- means the shares of Common Stock which are Registrable Securities and are then issued and outstanding.

          (iv) The term "Holder"
                         ------  means any person
owning of record Registrable Securities that have not been sold to the public pursuant to an effective registration statement under the Act, or pursuant to an exemption from the registration requirements of the Act (including a sale pursuant to Rule 144);

          (v)  The term "Form S-3"
                         --------  means such
form under the Act as in effect on the date hereof, or any successor registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     (b)  Demand Registration.
          --------------------

          (i)  Request for Registration.
               -------------------------  If
the Company shall receive, at any time after the date upon which there are at least 100,000
Registrable Securities then outstanding, a written request from the Holders of at least fifty percent
(50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of all or a portion of the Registrable Securities then outstanding held by such Holders, and the aggregate gross sales price of all Registrable
Securities expected to be registered is reasonably expected to be greater than $500,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of paragraph 8(b)(ii) file, as soon as practicable, the registration under the Act covering all Registrable Securities which the Holders request to be included in such registration within thirty (30) days of the mailing of such notice by the Company.

          (ii) Underwriting Requirements.
               --------------------------  If
the Holders initiating the registration (the
"Initiating Holders") intend to distribute the Registrable Securities covered by the registration by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to paragraph 8(b)(i), and the Company shall include such information in the written notice to other Holders referred to in such paragraph. In such event, the right of any Holder to include such Holder's Registrable Securities in the registration effected pursuant to this paragraph 8 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable
Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in paragraph 8(c)) enter into an underwriting agreement in reasonable and customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this paragraph 8(b), if the underwriter advises the Initiating Holders, in writing, that marketing factors require a limitation of the number of Registrable Securities to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable
Securities which would otherwise be underwritten pursuant to the provisions hereof, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable
Securities then outstanding owned by each Holder.

          (iii)  Number of Demand
                 ----------------
Registrations.
- -------------- The Company is obligated to effect only one registration pursuant to this paragraph
8(b).

          (iv) Expenses of Demand
               ------------------
Registration.
- ------------- All expenses, other than underwriting discounts and commissions, incurred in connection with the registration pursuant to this paragraph 8(b), and related filings and qualifications, including (without limitation) all registration, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this paragraph 8(b) if the registration request is subsequently withdrawn at the request of the Holders of at least 60% of the Registrable Securities to be registered (in which case the Holders requesting the withdrawal shall bear such expenses, pro rata, based on the number of Registrable Securities each was to include in the registration). The Holders of the Registrable
Securities to be registered shall, in any event, bear and pay all costs, fees and expenses of counsel for the selling Holders in connection with any registration requested under this paragraph
8(b).

          (v)  Additional Limitations.
               ----------------------
Notwithstanding any provision of this paragraph 8 to the contrary, the Company shall not be obligated to effect any requested registration:
(1) if Form S-3 is not available for such offering by the Holders; (2) if the Company would be required to undertake an audit in addition to its normal year-end audit, unless the Holders requesting the registration agree to pay for such audit, or unless the additional audit is necessitated by the

Company's decision to delay the registration as permitted by the following sentence. The Company may postpone the requested registration for a period of time not to exceed four months if the Board of Directors of the Company determines, in good faith, and so notifies the Holders requesting registration, that the registration at the requested time would materially and adversely affect the public market for the Company's securities.

     (c)  Obligations of the Company.
          ---------------------------  When
required under this paragraph 8 to effect the registration of Registrable Securities, the
Company shall, as expeditiously as reasonably possible:

          (i)  Prepare and file with the SEC
a registration statement with respect to such Registrable Securities on Form S-3 or such similar form of registration statement then in effect which permits the incorporation by reference of information periodically filed by the Company pursuant to the requirements of the Securities
Exchange Act of 1934, and use reasonable commercial efforts to cause such registration statement to become effective promptly thereafter, and to keep such registration statement effective for up to 365 consecutive days in order to permit the selling Holders to offer and sell such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 of the Act to the extent such Rule is then available;

          (ii) Prepare and file with the SEC
such amendments and supplements to such
registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

          (iii)  Furnish to the selling
Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable
Securities owned by them and covered by the registration statement filed pursuant to this paragraph 8;

          (iv) Use reasonable commercial
efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required, in connection therewith or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions and, provided further, that the Company shall not be required to qualify securities in more than 10 states unless the selling Holders pay the costs directly associated with such additional qualifications;

          (v)  In the event of any
underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual, customary and commercially reasonable form, with the managing underwriter(s) of such offering. Each selling Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

          (vi) Notify each Holder of
Registrable Securities covered by such
registration statement, as promptly as possible, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements herein not misleading in the light of the circumstances then existing;

          (vii)  Furnish, at the request of
any Holder requesting registration of Registrable
Securities pursuant to this paragraph 8, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this paragraph 8 (if such securities are being sold through underwriters), or if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such effective date, of the counsel representing the Company for the purposes of such registration, in form and substance as is reasonably and customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is reasonably and customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities;
provided that the Company need only use its commercially reasonable efforts to furnish the letter from the Company's accountants described in the immediately preceding clause (ii).

     (d)  Obligations of Holders.
          -----------------------  It shall be a
condition precedent to the obligations of the Company to take any action pursuant to this paragraph 8 that the selling Holders shall furnish to the Company, at their sole expense, such information regarding themselves, the Registrable
Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     (e)  Delay of Registration.
          ----------------------  No Holder shall
have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation or this paragraph 8.

     (f)  Indemnification.
          ----------------  In the event any
Registrable Securities are included in a registration statement under this paragraph 8:

          (i)  To the full extent permitted
by law, the Company will indemnify and hold harmless each selling Holder, the partners, agents, officers and directors of each selling
Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, agent, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this paragraph
8(f)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder. Notwithstanding anything to the contrary contained in this paragraph 8(b), this indemnity shall not apply to a person indemnified in this paragraph 8(f)(i) insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a prospectus used by such person after the Company has advised such person in writing that the prospectus is out of date or no longer accurate and the Company has stated that the use of the prospectus should be discontinued.

          (ii) To the extent permitted by
law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each of the Company's agents, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities under such registration statement or any of such other
Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, agent, controlling person, underwriter, or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other
Holder, partner, officer, agent, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action;
provided, however, that the indemnity agreement contained in this paragraph 8(f)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

          (iii)     Promptly after receipt by
an indemnified party under this paragraph 8(f) of notice of the commencement of any action
(including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph 8(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.
The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve such indemnifying party of any liability to the indemnified party under this paragraph 8(f), unless and to the extent that the indemnifying party is materially prejudiced thereby, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this paragraph 8(f).

          (iv) The foregoing indemnity
agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(9) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.

          (v)  The obligations of the Company
and Holders under this paragraph 8(f) shall survive the exercise of this Warrant, the completion of any offering of Registrable
Securities in the registration statement under this paragraph 8, and otherwise.


     (g)  Assignment of Registration Rights.
          ----------------------------------  The
rights to cause the Company to register
Registrable Securities pursuant to this paragraph
8 may be assigned by a Holder to a transferee or assignee of at least 25,000 Registrable
Securities. The Company shall be furnished, within a reasonable time after such transfer, with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned.

     (h)  Suspension of Registration Rights.
          ----------------------------------
Provided that there then exists an active public trading market for the Company's Common Stock, the registration rights contained in this paragraph 8 shall be suspended as to any Holder who is legally able to sell all such Holder's Registrable
Securities to the public without registration in two (2) consecutive three (3) month periods pursuant to the provisions of Rule 144 promulgated under the Act.

     (i)  Amendment of Registration Rights.
          ---------------------------------  Any
provision of this paragraph 8 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of sixty percent (60%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph 8(i) shall be binding upon each Holder and the Company.

     (j)  Binding Effect.
          --------------- By the exercise of this Warrant and the acceptance of any benefits under this paragraph 8, each Holder of Registrable
Securities hereby consents and agrees to be bound by all of the provisions of this paragraph.

9.   Rights as Shareholders; Information.
     ------------------------------------  No
holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10.  Representations and Warranties.
     -------------------------------  The Company
represents and warrants to the holder of this Warrant as follows:

     (a)  This Warrant has been duly authorized
and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

     (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c)  The execution and delivery of this
Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Amended and Restated Articles of
Incorporation, as amended, or by-laws, and do not and will not constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound.

11.  Modification and Waiver.
     ------------------------  This Warrant and
any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

12.  Notices.
     --------  Any notice, request or other
document required or permitted to be given or delivered to the holder hereof or the Company shall (a) be in writing, (b) be delivered personally or sent by mail or overnight courier to the intended recipient to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, unless the recipient has given notice of another address, and
(c) be effective on receipt if delivered personally, five (5) days after dispatch if mailed, and one business day after dispatch if sent by overnight courier service.

13.  Transferability.
     ---------------- Subject to the satisfaction of all of the provisions of paragraph 7 thereof, the holder hereof may transfer this Warrant at any time, but only in whole and not in part.

14.  Lost Warrants or Stock Certificates.
     ------------------------------------  The
Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of a bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

15.  Descriptive Headings.
     ---------------------  The descriptive
headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

16.  Governing Law.
     --------------  This Warrant shall be
construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws (and not the law of conflicts) of the State of Nevada.

                         ALTA GOLD CO.


                         By:
                            ----------------------
                            Robert N. Pratt
                         Title:  President

                         Address:
                         601 Whitney Ranch Road
                         Suite 10
                         Henderson, Nevada 89104


Dated effective June 28, 1996

                    EXHIBIT "A"
                   -----------

                NOTICE OF EXERCISE


To:  ALTA GOLD CO.


     1.   The undersigned hereby elects to
purchase
          ----- shares of Common Stock of ALTA
GOLD CO. pursuant to the terms of the attached
Warrant,and tenders herewith payment of the purchase price of such shares in full.


     2.   Please issue a certificate or
certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                              --------------------
                              (Name)



                              --------------------
                              --------------------
                              (Address)

     3.   The undersigned represents that the
aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment
Representation Statement attached hereto as
Schedule 1.


                              --------------------
                             (Signature)

- -----------
(Date)

                    SCHEDULE 1
                    -----------

        INVESTMENT REPRESENTATION STATEMENT


Purchaser:

Company:  ALTA GOLD CO.

Security: Common Stock

Amount:

Date:

     In connection with the purchase of the
above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to and agrees with the Company as follows:

     (a)  The Purchaser is aware of the Company's
business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").


     (b)  The Purchaser understands that the
Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein.
In this connection, the Purchaser understands that, in the view of the Securities and Exchange
Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c)  The Purchaser further understands that
the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

     (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company; the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (e)  The Purchaser further understands that
at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule
144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule
144 even if the two-year minimum holding period had been satisfied.

     (f)  The Purchaser further understands that
in the event all of the requirements of Rule 144 are not satisfied and the provisions of Rule
144(k) do not apply, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     (g)  If all or any portion of the Warrant
Price for the Securities is paid by the Purchaser through the delivery of common shares of the Company owned by the Purchaser, such common shares are free and clear of all liens and encumbrances of every type and nature.

                              Purchaser:

                              --------------------
                              Date:      , 19-----